Exhibit 99.1

JOINT FILING AGREEMENT

The undersigned acknowledge and agreed that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that it knows or has reason to believe that such information is inaccurate. This Agreement may be executed in any number of counterparts and all of such counterparts taken together shall constitute one and the same instrument.

Dated: June 21, 2012	EXPEDITION HOLDING COMPANY, INC.

	By:	/s/ Michael Triplett
Name: Thomas Michael Triplett
Title: President

Dated: June 21, 2012	EXPEDITION MERGER SUB, INC.

	By:	/s/ Michael Triplett
Name: Thomas Michael Triplett
Title: President

Dated: June 21, 2012	INSIGHT VENTURE PARTNERS VII, L.P.
INSIGHT VENTURE PARTNERS (CAYMAN) VII, L.P.
INSIGHT VENTURE PARTNERS VII (CO-INVESTORS), L.P.
INSIGHT VENTURE PARTNERS (DELAWARE) VII, L.P.

	By:	Insight Venture Associates VII, L.P., its general partner
	By:	Insight Venture Associates VII, Ltd., its general partner

		By:	/s/ Blair M. Flicker
Name: Blair M. Flicker
Title: Vice President

Dated: June 21, 2012	INSIGHT VENTURE PARTNERS
COINVESTMENT FUND II, L.P.

	By:	Insight Venture Associates Coinvestment II, L.P., its general partner
	By:	Insight Holdings Group, LLC, its general partner

		By:	/s/ Blair M. Flicker
Name: Blair M. Flicker
Title: Vice President

Dated: June 21, 2012	INSIGHT VENTURE ASSOCIATES VII, L.P.

	By:	Insight Venture Associates VII, Ltd., its general partner

		By:	/s/ Blair M. Flicker
Name: Blair M. Flicker
Title: Vice President

Dated: June 21, 2012	INSIGHT VENTURE ASSOCIATES VII, LTD.

	By:	/s/ Blair M. Flicker
		Name:	Blair M. Flicker
		Title:	Vice President

Dated: June 21, 2012	INSIGHT VENTURE ASSOCIATES
COINVESTMENT II, L.P.

		By:	Insight Holdings Group, LLC, its general partner

			By:	/s/ Blair M. Flicker
Name: Blair M. Flicker
Title: Vice President

Dated: June 21, 2012	INSIGHT HOLDINGS GROUP, LLC

	By:	/s/ Blair M. Flicker
		Name:	Blair M. Flicker
		Title:	Vice President

Dated: June 21, 2012	VECTOR CAPITAL IV, L.P.
	By:	Vector Capital Partners IV, L.P., its general partner
	By:	Vector Capital, L.L.C., a general partner

	By:	/s/ David Baylor
Name: David Baylor
Title: Chief Operating Officer

Dated: June 21, 2012	VECTOR CAPITAL PARTNERS IV, L.P.
	By:	Vector Capital, L.L.C., its general partner

	By:	/s/ David Baylor
Name: David Baylor
Title: Chief Operating Officer

Dated: June 21, 2012	VECTOR CAPITAL L.L.C.

	By:	/s/ David Baylor
Name: David Baylor
Title: Chief Operating Officer

Dated: June 21, 2012	ALEXANDER R. SLUSKY

	By:	/s/ Alexander R. Slusky
Name: Alexander R. Slusky